Exhibit 99.1

FOR IMMEDIATE RELEASE

Tower International Reports Second Quarter Results and Affirms Earnings and Free Cash Flow Outlook for 2018

LIVONIA, Mich., Jul. 31, 2018 – Tower International, Inc. [NYSE: TOWR], a leading global manufacturer of engineered automotive structural metal components and assemblies, today announced second quarter 2018 results and affirmed its earnings and free cash flow outlook for 2018.

•	Revenue for the second quarter was $556 million compared with $490 million in the second quarter of 2017 representing a 13 percent increase.

•	Net income was $22.4 million or $1.07 per share increasing from $19.2 million or $0.92 per share in the second quarter last year. As detailed below, this year’s second quarter included certain items that, in aggregate, decreased results by $468 thousand. Excluding these items and comparable items in the second quarter of 2017, adjusted earnings per share amounted to $1.09, an increase of 12 percent from the $0.97 reported a year ago.

•	Adjusted EBITDA for the quarter was $58.2 million slightly ahead of the Company’s outlook and up 10 percent from $52.8 million a year ago.

•	For the quarter, net cash provided by continuing operating activities was $49 million. Cash disbursed for purchases of equipment totaled $40 million resulting in Free Cash Flow of $9 million.

•	Full year 2018 outlook includes:

o	Revenue of $2.17 billion, reflecting primarily net new business of $125 million, favorable foreign exchange and higher steel prices;
o	Adjusted EBITDA of $230 million;
o	Diluted Adjusted EPS of $4.10 per share; and
o	Free Cash Flow of $50 million, with strong free cash flow in the second half of the year more than offsetting the cash outflow in the first half of the year.

•	The Company’s outlook for third quarter 2018 includes revenue of $525 million, Adjusted EBITDA of $57 million and Diluted Adjusted Earnings Per Share of $1.04.

“We remain balanced in our approach of growing profitably, reducing leverage – as evidenced by our July pay down of $50 million of Term Loan debt, and returning capital to shareholders,” said CEO Jim Gouin.  “Tower delivered solid financial results in the second quarter as Adjusted EBITDA and Adjusted EPS both increased by more than 10 percent. Revenue for the quarter increased 13 percent as Tower continues to benefit from the secular trends of outsourcing and a continued production mix shift from cars to trucks and SUVs. Tower’s North American revenue continued to significantly outpace the market, growing by 16 percent while the industry production declined by 2 percent. These trends, in combination with our solid backlog of net new business, gives us further confidence that we will continue to grow our revenue faster than the industry in total.”

Tower to Host Conference Call Today at 11 a.m. EDT

Tower will discuss its second quarter 2018 results and other related matters in a conference call at 11 a.m. EDT today. Participants may listen to the audio portion of the conference call either through a live audio webcast on the Company’s website or by telephone. The slide presentation and webcast can be accessed via the investor relations portion of Tower’s website www.towerinternational.com. To dial into the conference call, domestic callers should dial (866) 393-4576, international callers should dial (706) 679-1462. An audio recording of the call will be available approximately two hours after the completion of the call. To access this recording, please dial (855) 859-2056 (domestic) or (404) 537-3406 (international) and reference Conference I.D. #5089747. A webcast replay will also be available and may be accessed via Tower’s website.

Non-GAAP Financial Measures

This press release includes the following non-GAAP financial measures: “adjusted EBITDA”, “adjusted earnings per share”, and “free cash flow”. We define adjusted EBITDA as net income/(loss) before interest, taxes, depreciation, amortization, restructuring items and other adjustments described in the reconciliations provided in this press release. Adjusted EBITDA margin represents Adjusted EBITDA divided by revenues, Adjusted earnings per share exclude certain income and expense items described in the reconciliation provided in this press release. Free cash flow is defined as cash provided by continuing operating activities less cash disbursed for purchases of property, plant and equipment. We use adjusted EBITDA, adjusted EBITDA margin, adjusted earnings per share, and free cash flow as supplements to information provided in accordance with generally accepted accounting principles (“GAAP”) in evaluating our business and they are included in this press release because they are principal factors upon which our management assesses performance and in certain instances in measuring performance for compensation purposes. Reconciliations of these non-GAAP financial measures to the most directly comparable financial measures calculated in accordance with GAAP are set forth below. The non-GAAP measures presented above are not measures of performance under GAAP. These measures should not be considered as alternatives for the most directly comparable financial measures calculated in accordance with GAAP. Other companies in our industry may define these non-GAAP measures differently than we do and, as a result, these non-GAAP measures may not be comparable to similarly titled measures used by other companies in our industry; and certain of our non-GAAP financial measures exclude financial information that some may consider important in evaluating our performance. Given the inherent uncertainty regarding mark to market adjustments of financial instruments, potential gain or loss on our Discontinued Operations, potential restructuring expenses, and expenses related to our long-term incentive compensation programs in any future period, a reconciliation of forward-looking financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP is not feasible. Consequently, any attempt to disclose such reconciliations would imply a degree of precision that could be confusing or misleading to investors. The magnitude of these items, however, may be significant.

Forward-Looking Statements and Risk Factors

This press release contains statements which constitute forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, including but not limited to statements regarding the Company’s projected third quarter earnings and revenues, full year earnings, cash flow and revenues, net new business backlog, business growth, adjusted EBITDA, adjusted EBITDA margin and free cash flow. The forward-looking statements can be identified by words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “project,” “target,” and other similar expressions. Forward-looking statements are made as of the date of this press release and are based upon management’s current expectations and beliefs concerning future developments and their potential effects on us. Such forward-looking statements are not guarantees of future performance. The following important factors, as well as risk factors described in our reports filed with the SEC, could cause our actual results to differ materially from estimates or expectations reflected in such forward-looking statements:

•	global automobile production volumes;
•	the financial condition of our customers and suppliers;
•	our ability to make scheduled payments of principal or interest on our indebtedness and comply with the covenants and restrictions contained in the instruments governing our indebtedness;
•	our ability to refinance our indebtedness;
•	risks associated with our non-U.S. operations, including foreign exchange risks and economic uncertainty in some regions;
•	any increase in the expense and funding requirements of our pension and other postretirement benefits;
•	our customers’ ability to obtain equity and debt financing for their businesses;
•	our dependence on our largest customers;
•	pricing pressure from our customers;
•	changes to U.S. trade and tariff policies and the reaction of other countries thereto;
•	work stoppages or other labor issues affecting us or our customers or suppliers;
•	our ability to integrate acquired businesses;
•	our ability to take advantage of emerging secular trends;
•	risks associated with business divestitures; and
•	costs or liabilities relating to environmental and safety regulations.

We do not assume any obligation to update or revise the forward-looking statements contained in this press release.

Contact:

Derek Fiebig

Executive Director, Investor & External Relations

(248) 675-6457

fiebig.derek@towerinternational.com

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Amounts in thousands, except share and per share amounts - unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017

Revenues	$556,007	$489,925	$1,119,513	$987,515
Cost of sales	491,948	428,807	995,608	870,097
Gross profit	64,059	61,118	123,905	117,418
Selling, general, and administrative expenses	30,869	29,007	63,103	58,232
Amortization expense	108	113	220	216
Restructuring and asset impairment charges, net	269	3,337	1,817	7,248
Operating income	32,813	28,661	58,765	51,722
Interest expense	5,255	1,807	10,417	2,260
Interest income	112	86	269	133
Net periodic benefit income	559	479	1,117	958
Other expense	977	-	977	575
Income before provision for income taxes and income / (loss) from discontinued operations	27,252	27,419	48,757	49,978
Provision for income taxes	5,539	7,672	10,606	14,168
Income from continuing operations	21,713	19,747	38,151	35,810
Income / (loss) from discontinued operations, net of tax	663	(489)	1,525	861
Net income	22,376	19,258	39,676	36,671
Less: Net income attributable to the noncontrolling interests	-	42	-	110
Net income attributable to Tower International, Inc.	$22,376	$19,216	$39,676	$36,561

Weighted average basic shares outstanding	20,597,482	20,508,890	20,577,161	20,467,281
Weighted average diluted shares outstanding	20,986,122	20,805,931	20,969,142	20,813,100

Basic income per share attributable to Tower International, Inc.:
Income per share from continuing operations	$1.05	$0.96	$1.85	$1.74
Income / (loss) per share from discontinued operations	0.03	(0.02)	0.07	0.04
Income per share	1.09	0.94	1.93	1.79

Diluted income per share attributable to Tower International, Inc.:
Income per share from continuing operations	$1.04	$0.95	$1.82	$1.72
Income / (loss) per share from discontinued operations	0.03	(0.02)	0.07	0.04
Income per share	1.07	0.92	1.89	1.76

Dividends declared per share	$0.12	$0.11	$0.24	$0.22

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(Amounts in thousands - unaudited)

	June 30,	December 31,
	2018	2017

ASSETS
Cash and cash equivalents	$72,107	$123,688
Accounts receivable, net of allowance of $1,531 and $1,385	293,093	239,319
Inventories	86,398	78,745
Assets held for sale	32,361	44,250
Prepaid tooling, notes receivable, and other	59,715	78,481
Total current assets	543,674	564,483

Property, plant, and equipment, net	550,434	535,272
Goodwill	62,118	63,665
Deferred tax asset	76,890	83,035
Other assets, net	14,005	13,642
Total assets	$1,247,121	$1,260,097

LIABILITIES AND EQUITY
Short-term debt and current maturities of capital lease obligations	$28,899	$42,048
Accounts payable	319,243	323,271
Accrued liabilities	105,361	113,949
Liabilities held for sale	13,818	17,336
Total current liabilities	467,321	496,604

Long-term debt, net of current maturities	343,790	344,738
Deferred tax liability	4,660	4,807
Pension liability	43,159	47,813
Other non-current liabilities	90,488	96,263
Total non-current liabilities	482,097	493,621
Total liabilities	949,418	990,225

Stockholders' equity:
Common stock	224	223
Additional paid in capital	345,980	344,153
Treasury stock	(36,882)	(36,408)
Accumulated surplus	60,603	29,712
Accumulated other comprehensive loss	(72,222)	(67,808)
Total stockholders' equity	297,703	269,872

Total liabilities and stockholders' equity	$1,247,121	$1,260,097

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Amounts in thousands - unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017

OPERATING ACTIVITIES:
Net income	$22,376	$19,258	$39,676	$36,671
Less: Income / (loss) from discontinued operations, net of tax	663	(489)	1,525	861
Income from continuing operations	$21,713	$19,747	$38,151	$35,810

Adjustments required to reconcile income from continuing operations to net cash provided by / (used in) continuing operating activities:
Deferred income tax provision	$3,966	$6,010	$7,133	$9,965
Depreciation and amortization	20,756	18,766	42,151	36,532
Non-cash share-based compensation	905	599	1,609	1,098
Pension income, net of contributions	(2,418)	(2,500)	(4,655)	(4,851)
Change in working capital and other operating items	3,760	(4,286)	(51,862)	(88,794)
Net cash provided by / (used in) continuing operating activities	$48,682	$38,336	$32,527	$(10,240)

INVESTING ACTIVITIES:
Cash disbursed for purchases of property, plant, and equipment, net	$(39,639)	$(20,252)	$(68,581)	$(44,161)
Proceeds from disposition of joint venture, net	4,314	15,944	4,314	15,944
Net cash used in continuing investing activities	$(35,325)	$(4,308)	$(64,267)	$(28,217)

FINANCING ACTIVITIES:
Proceeds from borrowings	$41,175	$137,109	$45,184	$373,853
Repayments of borrowings	(43,307)	(143,606)	(59,273)	(336,032)
Original issuance discount	-	-	-	(1,808)
Debt financing costs	-	(664)	-	(4,747)
Dividend payment to Tower stockholders	(2,472)	(2,256)	(4,937)	(4,498)
Proceeds from stock options exercised	107	114	219	1,052
Purchase of treasury stock	-	(1)	(474)	(762)
Net cash provided by / (used in) continuing financing activities	$(4,497)	$(9,304)	$(19,281)	$27,058

Discontinued operations:
Net cash from discontinued operating activities	$2,779	$644	$4,384	$74
Net cash used in discontinued investing activities	(789)	(604)	(2,001)	(1,010)
Net cash from / (used in) discontinued financing activities	(469)	423	(924)	920
Net cash from / (used in) discontinued operations	$1,521	$463	$1,459	$(16)

Effect of exchange rate changes on continuing cash and cash equivalents	$(3,876)	$2,084	$(2,019)	$3,421

NET CHANGE IN CASH AND CASH EQUIVALENTS	$6,505	$27,271	$(51,581)	$(7,994)

CASH AND CASH EQUIVALENTS:
Beginning of period	$65,602	$27,523	$123,688	$62,788

End of period	$72,107	$54,794	$72,107	$54,794

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES

SEGMENT DATA AND NON-GAAP FINANCIAL MEASURE RECONCILIATIONS

(Amounts in thousands - unaudited)

Segment Data	Three Months Ended June 30,
	2018		2017
	Revenues	Adjusted EBITDA	Revenues	Adjusted EBITDA
Europe	$173,844	$10,442	$160,229	$13,628
North America	382,163	47,777	329,696	39,137
Consolidated	$556,007	$58,219	$489,925	$52,765

	Six Months Ended June 30,
	2018		2017
	Revenues	Adjusted EBITDA	Revenues	Adjusted EBITDA
Europe	$345,483	$19,171	$320,381	$24,800
North America	774,030	92,157	667,134	73,690
Consolidated	$1,119,513	$111,328	$987,515	$98,490

Adjusted EBITDA Reconciliation	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
Net income attributable to Tower International, Inc.	$22,376	$19,216	$39,676	$36,561
Restructuring and asset impairment charges, net	269	3,337	1,817	7,248
Depreciation and amortization	20,756	18,766	42,151	36,532
Lease expense	2,450	-	4,900	-
Acquisition costs and other	200	109	301	184
Long-term compensation expense	1,731	1,892	3,394	2,804
Interest expense, net	5,143	1,721	10,148	2,127
Net periodic benefit income	(559)	(479)	(1,117)	(958)
Other expense	977	-	977	575
Provision for income taxes	5,539	7,672	10,606	14,168
(Income) / loss from discontinued operations, net of tax	(663)	489	(1,525)	(861)
Net income attributable to noncontrolling interests	-	42	-	110
Adjusted EBITDA	$58,219	$52,765	$111,328	$98,490

Free Cash Flow Reconciliation	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
Net cash provided by continuing operating activities	$48,682	$38,336	$32,527	$(10,240)
Cash disbursed for purchases of PP&E	(39,639)	(20,252)	(68,581)	(44,161)
Free cash flow	$9,043	$18,084	$(36,054)	$(54,401)

Net Debt Reconciliation	June 30,	December 31,
	2018	2017
Short-term debt and current maturities of capital lease obligations	$28,899	$42,048
Long-term debt, net of current maturities	351,262	352,886
Debt issue costs	(7,472)	(8,148
Total debt	372,689	386,786
Less: Cash and cash equivalents	(72,107)	(123,688
Net debt	$300,582	$263,098

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES

CERTAIN ITEMS INCLUDED IN NET INCOME

(Amounts in thousands, except per share amounts - unaudited)

	After tax		Before tax
	Three Months Ended		Three Months Ended
	June 30,		June 30,
	2018	2017	2018	2017

Income / (expense) items included in net income, net of tax:
Restructuring and asset impairment charges, net
One-time restructuring actions	$(388)	$(2,006)	$(543)	$(3,157)
Interest expense
Mark-to-market gain on derivative financial instruments	-	1,631	-	2,630
Other Expense
Acquisition related diligence costs	(743)	-	(977)	-
Discontinued operations
Loss on sale of joint venture	-	(2,596)	-	(2,596)
Income from discontinued operations	663	2,108	663	2,108
Noncontrolling interests
Net income attributable to noncontrolling interests*	-	(42)	-	(42)
Total items included in net income, net of tax	$(468)	$(905)

Net income attributable to Tower International, Inc.	$22,376	$19,216

Memo: Average shares outstanding (in thousands)
Basic	20,597	20,509
Diluted	20,986	20,806

Income per common share (GAAP)
Basic	$1.09	$0.94
Diluted	1.07	0.92

Diluted adjusted earnings per share (non-GAAP)	$1.09	$0.97

*	Amounts attributable to noncontrolling interests of discontinued operations

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES

CERTAIN ITEMS INCLUDED IN NET INCOME

(Amounts in thousands, except per share amounts - unaudited)

	After tax		Before tax
	Six Months Ended		Six Months Ended
	June 30,		June 30,
	2018	2017	2018	2017

Income / (expense) items included in net income, net of tax:
Restructuring and asset impairment charges, net
One-time restructuring actions	$(1,223)	$(4,161)	$(1,658)	$(6,633)
Interest expense
Mark-to-market gain on derivative financial instruments	-	4,286	-	6,912
Other Expense
Debt refinancing costs	-	(357)	-	(575)
Acquisition related diligence costs	(743)	-	(977)	-
Discontinued operations
Loss on sale of joint venture	-	(2,596)	-	(2,596)
Income from discontinued operations	1,525	3,458	1,525	3,458
Noncontrolling interests
Net income attributable to noncontrolling interests*	-	(110)	-	(110)
Total items included in net income, net of tax	$(441)	$520

Net income attributable to Tower International, Inc.	$39,676	$36,561

Memo: Average shares outstanding (in thousands)
Basic	20,577	20,467
Diluted	20,969	20,813

Income per common share (GAAP)
Basic	$1.93	$1.79
Diluted	1.89	1.76

Diluted adjusted earnings per share (non-GAAP)	$1.91	$1.73

*	Amounts attributable to noncontrolling interests of discontinued operations